Laura Crowley                                          Gina Tetreault
General Magic, Inc.                                    General Magic, Inc.
1 + 408 774 4457                                       1+408 774 4420
                                                       ir@generalmagic.com

FOR IMMEDIATE RELEASE

                   GENERAL MAGIC ANNOUNCES THIRD QUARTER 2000
                                    RESULTS

             COMPANY INCREASES REVENUE BY 186% OVER YEAR AGO PERIOD


        Sunnyvale, CA, (November 1, 2000) - General Magic, Inc. (Nasdaq: GMGC), a leading voice application service provider, today announced its operating results for the third quarter ended September 30, 2000.

        Revenue for the third quarter ended September 30, 2000, was $3.2 million, compared to $1.7 million in the third quarter of 1999. General Magic incurred a net operating loss of $6 million, or $0.10 per diluted share, in the third quarter of 2000, an improvement of 42% compared to a net operating loss of $10.6 million, or $0.25 per diluted share, in the third quarter of 1999. The net operating loss for the third quarter of 2000 included an $84 thousand non-cash adjustment to accumulated deficit related to preferred stock issued during the period with favorable conversion and redemption rights and dividends on preferred stock. The net operating loss for the third quarter of 1999 included a $708 thousand non-cash adjustment, or $0.02 per diluted share, to accumulated deficit related to preferred stock issued during the period



                                     -more-
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                                     General Magic Report 3rd Quarter Results/-2

with favorable conversion and redemption rights and dividends on preferred stock.

        Revenue for the nine months ended September 30, 2000, was $8.0 million compared to $2.0 million for the nine months ended September 30, 1999. General Magic incurred a net operating loss of $34.9 million, or $0.65 per diluted share, for the nine months ended September 30, 2000, an improvement of 9% compared to a net operating loss of $38.2 million or $1.00 per diluted share for the nine months ended September 30, 1999. The net operating loss for the nine months ended September 30, 2000, included a $7.7 million non-cash adjustment, or $0.14 per diluted share, to accumulated deficit related to dividends on preferred stock, compared to a similar $1.6 million non-cash adjustment, or $0.04 per diluted share, in the same period of 1999.

        Operating expense for the third quarter of 2000 was $ 8.5 million compared to $ 11.4 million for the third quarter of 1999. Operating expense for the nine months ended September 30, 2000 was $ 35.1 million compared to $ 36.0 million for the nine months ending September 30, 1999.

        Cash and short-term investments totaled $16.1 million as of September 30, 2000, compared to $24.6 million as of June 30, 2000. As of September 30, 2000, there were 61.2 million shares of common stock outstanding.

                                     General Magic Report 3rd Quarter Results/-3

        "General Magic's third quarter results validate our strategy, our team's execution, and General Magic's focus on evolving the market for voice applications and services," said Steve Markman, president and chief executive officer of General Magic. "Our strategy is simple, to provide businesses with a superior voice solution that improves the quality of the relationship between businesses and their customers."

        Rose Marcario, the Company's Senior Vice President and Chief Financial Officer added, "We believe that with the Company's previously announced equity financing arrangement with Ladenburg Thalmann & Co. and its existing $25 million equity line of credit, the Company will be able to finance the expected growth and expansion of our business as needed by issuing shares when we believe that market conditions are favorable."

        In the third quarter of 2000 the Company recorded a loss of $1.1 million related to its investment in Icras Inc., formerly known as DataRover Mobile Systems, Inc.

        General Magic has renegotiated its contract with Qwest Communications to reduce the commitment for the balance of the contract to approximately $208 thousand. This new arrangement conforms with the Company's business-to-business market strategy, and allows the Company flexibility to provide customers with cost-effective hosting solutions.

                                     General Magic Report 3rd Quarter Results/-4

ABOUT GENERAL MAGIC

General Magic is a voice application service provider dedicated to delivering customized voice applications, hosting, and professional services to leading telecommunications, enterprise, and Internet companies. With its award-winning VoiceXML-based magicTalk communications platform and years of experience, General Magic offers the premier voice user interface that combines language, personality, and logic, creating a conversation between people and information. General Magic creates value for it's customers by building voice solutions that strengthen customer relations, deliver value-added services, and provide access to content anytime, anywhere. General Magic is headquartered in Sunnyvale, California. For additional information about General Magic, visit the company's web site at http://www.generalmagic.com.

General Magic notes that the forward-looking statements in this press release involve known and unknown risks, uncertainties and other factors that may cause industry trends, or actual results, performance or achievement to be materially different from any future trends, results, performance or achievements expressed or implied by these statements. These include, among others, risks and uncertainties concerning the adequacy of the Company's financial resources to execute its business plan; market acceptance of the Company's technologies and services; the Company's ability to attract, retain and motivate key technical, marketing and management personnel; the ability of the Company to establish and maintain relationships with businesses that have high volume customer interactions, and to establish alliances with companies that offer technology solutions for such businesses; the challenges inherent in the development, delivery and implementation of complex technologies; the ability of the Company's third party technology partners to timely develop, license or support technology necessary to the Company's services; and the Company's ability to respond to competitive developments. These and other risks and uncertainties are detailed in General Magic's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 14, 2000.


General Magic and magicTalk are trademarks of General Magic, Inc., which may be registered in some jurisdictions. Other trademarks are owned by their respective companies.

                                       ###

FINANCIAL TABLES ATTACHED

                              GENERAL MAGIC, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                     ASSETS


                                                                            SEPTEMBER 30,    DECEMBER 31,
                                                                                2000            1999
                                                                            -------------    ------------
Current assets:
 Cash and cash equivalents                                                    $  13,629       $  23,045
 Short-term investments                                                           2,481           2,490
 Other current assets                                                             2,659             767
                                                                              ---------       ---------
     Total current assets                                                        18,769          26,302
                                                                              ---------       ---------
Property and equipment, net                                                      10,098          11,869
Other assets                                                                      2,352           3,534
                                                                              ---------       ---------
     Total assets                                                             $  31,219       $  41,705
                                                                              =========       =========

                 LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY

Current liabilities:
 Accounts payable                                                             $   1,689       $   2,780
 Accrued expenses                                                                 4,180           8,018
 Deferred revenue and other current liabilities                                      --           5,895
                                                                              ---------       ---------
     Total current liabilities                                                    5,869          16,693
Other long-term liabilities                                                       2,231           2,692
                                                                              ---------       ---------
     Total liabilities                                                            8,100          19,385
                                                                              =========       =========
Commitments
Redeemable, convertible Series D preferred stock, $0.001 par value
   Stated at involuntary liquidation preference;
   Authorized: 2 shares; issued and outstanding: 2000 -- 0; 1999 -- 1             2,000          10,274
Stockholders' equity:
 Convertible preferred stock, $0.001 par value
   Authorized: 55 shares; issued and outstanding: 2000 -- 55; 1999 -- 53              2               2
 Preferred stock, $0.001 par value
   Authorized: 427 shares; issued and outstanding: 2000 -- 0; 1999 -- 0              --              --
 Common stock, $0.001 par value; authorized: 150,000 shares;
   Issued and outstanding: 2000 - 61,157; 1999 -- 43,248                             61              43
 Additional paid-in capital                                                     326,788         282,861
 Accumulated other comprehensive loss                                                (3)             (3)
 Deficit accumulated during development stage                                  (305,526)       (270,654)
                                                                              ---------       ---------
                                                                                 21,322          12,249
 Less treasury stock, at cost: 2000 -- 46; 1999 -- 46                              (203)           (203)
                                                                              ---------       ---------
     Total stockholders' equity                                                  21,119          12,046
                                                                              ---------       ---------
                                                                              $  31,219       $  41,705
                                                                              =========       =========

                               GENERAL MAGIC, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                    THREE-MONTH PERIODS ENDED       NINE-MONTH PERIODS ENDED
                                                           SEPTEMBER 30,                  SEPTEMBER 30,
                                                    ------------------------        ------------------------
                                                      2000            1999            2000            1999
                                                    --------        --------        --------        --------
Revenue:
   Service revenue                                  $  3,133        $    210        $  7,984        $    511
   Licensing revenue                                      50           1,503              57           1,537
                                                    --------        --------        --------        --------
Total revenue                                          3,183           1,713           8,041           2,048
                                                    --------        --------        --------        --------
Operating expenses:
  Cost of service revenue                                975              --           3,505              --
  Network operations                                   1,291           1,905           7,319           5,405
  Research and development                             1,817           2,863           4,809           9,612
  Selling, general and administrative                  2,792           5,321          14,616          17,502
  Depreciation and amortization                        1,588           1,320           4,596           3,438
  Compensation expense associated with stock              (7)             --             246              --
                                                    --------        --------        --------        --------
Total costs and expenses                               8,456          11,409          35,091          35,957
                                                    --------        --------        --------        --------
Loss from operations                                  (5,273)         (9,696)        (27,050)        (33,909)
Total other income (expense), net                       (748)           (205)            (80)         (2,715)
                                                    --------        --------        --------        --------
Loss before income taxes                              (6,021)         (9,901)        (27,130)        (36,624)
Income taxes                                               6               1              32              23
                                                    --------        --------        --------        --------
Net loss                                              (6,027)         (9,902)        (27,162)        (36,647)
Dividends on preferred stock                             (84)           (223)           (339)           (857)
Warrants issuance on Series D preferred stock             --              --              --            (251)
Favorable conversion rights on
convertible Series F preferred stock                      --            (485)             --            (485)
Beneficial conversion feature of Series
H preferred stock                                         --              --          (7,366)             --
Loss applicable to common stockholders              $ (6,111)       $(10,610)       $(34,867)       $(38,240)
                                                    ========        ========        ========        ========
Basic and diluted loss per share                    $  (0.10)       $  (0.25)       $  (0.65)       $  (1.00)
                                                    ========        ========        ========        ========
Shares used in computing per share amounts            59,716          41,170          53,240          38,277
                                                    ========        ========        ========        ========


    Net loss applicable to common shareholders for the three-month period ended September 30, 2000 includes the net loss for the period and $84 thousand in adjustments to accumulated deficit related to dividends on preferred stock during the period. Net loss applicable to common shareholders for the three-month period ended September 30, 1999 includes the net loss for the period and $708 thousand in adjustments to accumulated deficit related to dividends on preferred stock and issuances of preferred stock with favorable conversion and redemption rights during the period.

    Net loss applicable to common shareholders for the nine-month period ended September 30, 2000 includes the net loss for the period and $7.7 million in adjustments to accumulated deficit related to dividends on preferred stock and issuances of preferred stock with favorable conversion and redemption rights during the period. Net loss applicable to common shareholders for the nine-month period ended September 30, 1999 includes the net loss for the period and $1.6 million in adjustments to accumulated deficit related to dividends on preferred stock and issuances of preferred stock with favorable conversion and redemption rights during the period.